                                                                   Exhibit 4.1

NUMBER                                                                  SHARES

                                 [LASON LOGO]

Incorporated under the laws                            See Reverse for certain
of the state of Delaware                               definitions
                                                        CUSIP 51808R  10  7


This Certifies that





is owner of



Fully Paid and Non-assessable Shares of Common Stock, Par Value $.01 per share, of

                                  Lason, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



   Secretary  [LASON INC. CORPORATE SEAL 1995 DELAWARE]  Chairman of the Board


Countersigned and registered:

     FIRST CHICAGO TRUST COMPANY OF NEW YORK
             Transfer Agent and Registrar,
By

            Authorized Signature
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                                 [LASON, INC.]



        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM- as tenants in common             UNIF GIFT MIN ACT-____Custodian______
TEN ENT- as tenants by the entireties                       (Cust)      (Minor)
JT TEN-  as joint tenants with right of            under Uniform Gifts to Minors
         survivorship and not as tenants          Act__________________________
         in common                                            (State)


    Additional abbreviations may also be used though not in the above list.


For value received,_____________________________________hereby sell, assign and transfer unto


Please insert social security or other
identifying number of assignee

/                        /



_______________________________________________________________________________
 (Please print or typewrite name and address, including zip code, of assignee)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated:_____________________





                                       ________________________________________
                                       Notice: The Signature to this Assignment
                                               must correspond with the name
                                               as written upon the face of the
                                               certificate in every particular,
                                               without alteration or enlargement
                                               or any change whatever.

Signature(s) Guaranteed:




____________________________________________________
The Signature(s) should be guaranteed by an eligible guarantor institution (Banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.